UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 2, 2006

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12984 (Commission File Number)	75-2520779 (IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas		75219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On May 2, 2006, Eagle Materials Inc., a Delaware corporation (“Eagle”), announced its results of operations for the quarter and fiscal year ended March 31, 2006. A copy of Eagle’s earnings press release announcing these results is being furnished as Exhibit 99.1 hereto and is hereby incorporated in this Item 2.02 in its entirety by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Earnings Press Release dated May 2, 2006 issued by Eagle Materials Inc. (announcing quarterly and fiscal year end operating results)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ Arthur R. Zunker, Jr. Name: Arthur R. Zunker, Jr. Title: Senior Vice President–Finance and Treasurer

Date: May 2, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Earnings Press Release dated May 2, 2006 issued by Eagle Materials Inc. (announcing quarterly and fiscal year end operating results)